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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            March 1, 2005
                                                --------------------------------


                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

           Kansas                    0-20269                    48-0201080
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State or other jurisdiction      (Commission File             (IRS Employer
    of incorporation)               Number)                 Identification No.)

401 Cottage, Abilene, KS                                        67410-2832
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (785) 263-3350
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Section 8 -     Other Events

Item 8.01       Other Events

      On March 1, 2005, the Company issued a press release announcing that its Board of Directors had affirmed a number of corporate initiatives for the Company's 2006 fiscal year. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Section 9 -     Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.


Exhibit No.              Description
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99.1                     Press Release, dated March 1, 2005


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 (Registrant)
                                           Duckwall-ALCO Stores, Inc.

Date:  March 1, 2005                 By:  /s/ Richard A. Mansfield
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                                          Name:  Richard A. Mansfield
                                          Title: Vice President - Finance
                                                 Chief Financial Officer





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